Westfield Financial, Inc. 8-K

Exhibit 99.1

W ESTFIELD F INANCIAL , I NC . NASDAQ: WFD I NVESTOR P RESENTATION

F ORWARD – LOOKING STATEMENTS Today’s presentation may contain forward - looking statements, which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to : changes in the interest rate environment that reduce margins ; changes in the regulatory environment ; the highly competitive industry and market area in which we operate ; general economic conditions, either nationally or regionally, resulting in, among other things, a deterioration in credit quality ; changes in business conditions and inflation ; changes in credit market conditions ; changes in the securities markets which affect investment management revenues ; increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments ; changes in technology used in the banking business ; the soundness of other financial services institutions ; certain of our intangible assets may become impaired in the future ; our controls and procedures may fail or be circumvented ; new lines of business or new products and services, including the additions of the Westfield Wealth Management and Insurance Group ; changes in key management personnel ; recent or proposed legislative and regulatory initiatives ; and other factors set forth in our Annual Report on Form 10 - K for the year ended December 31 , 2013 , and other reports filed by us with the Securities and Exchange Commission (“SEC ”) . This presentation includes the following non - GAAP financial measures : adjusted net income . A description of the adjusted calculations and reconciliation to the comparable GAAP financial measures is provided in the accompanying table titled “Reconciliation of Adjusted Net Income to GAAP Pretax Net Income . ” Company management uses these non - GAAP financial measures to monitor and evaluate its operating results and trends on an on - going basis, and internally for operating, budgeting and financial planning purposes . Company management believes the non - GAAP information is useful for investors by offering the ability to better identify trends in our business and better understand how management evaluates the business . These non - GAAP measures have limitations, however, because they do not include all items of income and expense that affect the Company . These non - GAAP financial measures are not prepared in accordance with, and should not be considered in isolation of, or as an alternative to, measurements required by GAAP . Any or all of our forward - looking statements in today’s presentation or in any other public statements we make may turn out to be wrong . They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties . Consequently, no forward - looking statements can be guaranteed . We disclaim any obligation to subsequently revise any forward - looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events . 2

WESTFIELD
WF
FINANCIAL

Westfield Financial Overview – Who We Are

- A bank holding company headquartered in Westfield, MA with $1.3 billion in assets and 13 branches throughout western Massachusetts and northern Connecticut, including a branch in Enfield, Connecticut which opened in November.
- Successfully transitioned to a commercial bank model from a legacy mutual thrift.
  - **63% commercial loans to total loans with 40% in C & I and non-owner occupied CRE to total loans.**
  - **Strong credit quality always essential – NPA/Assets of 0.68% as of September 30, 2014.**
- Target small to mid-sized businesses that the larger banks are not focused on.
- Ranked #4 in deposit market share in cities where we have branches (#5 in Hampden County, Massachusetts).[1]
- Extremely strong regulatory capital ratios. Capital rationalization remains a priority.
- Strong and seasoned management team with long tenure at WFD. Top 5 senior officers have a combined 118 years banking experience, 87 years with Westfield Bank.

(1) Does not include the Granby Banking Center deposit total which opened June 2013

3

W ESTFIELD F INANCIAL O VERVIEW – W HO W E A RE C ORPORATE S UMMARY Westfield Financial, Inc. – NASDAQ (WFD) Corporate Headquarters – Westfield, MA Third quarter 2014, established a commercial lending hub for our middle market and commercial real estate lending teams located in downtown Springfield, along the I - 91 “Knowledge Corridor ”, extending our reach into the Hartford metro area 13 Branches; including a branch in Enfield, CT which opened in November 12 Stand alone ATMS/Cash Machines Financial Overview – As of September 30, 2014 Total Assets $1.3 billion Total Loans $720 million Total Deposits $829 million Total Common Equity $144 million EPS $0.34 2013 vs. $0.26 in 2012 $0.25 YTD 2014 vs. $0.24 YTD 2013 4

C OMMERCIAL L ENDING T EAM WITH R EGIONAL B ANK E XPERIENCE Years Lending Years with Westfield Bank Prior Experience James Hagan President and CEO 30 20 Fleet Bank, Bank of New England Allen Miles EVP and Senior Lender 26 16 Westbank, Bank of New England Commercial Lenders: Dennis Keefe 35 3 Berkshire Bank, Fleet Bank Richard Hanchett 28 7 New Alliance Bank, Westbank Bernard Donnelly 26 5 Peoples United Bank, Bank of Boston Thomas Cebula 18 3 Fleet Bank, Bank of New England Michael Harrington 16 7 New Alliance Bank, Westbank Sharon Czarnecki 7 22 Credit Analyst, Westfield Bank Brittany Kelleher 5 7 Credit Analyst, Westfield Bank 5

Market Overview

Knowledge Corridor

An interstate partnership of regional economic development, planning, business, tourism and educational institutions that work together to advance the region's economic progress.


WFD
Branch
Footprint

Big Concentrated Market[1] — Nation's 20th largest metro region, with 2.77 million people, ranks ahead of Denver and St. Louis.

Robust Business Sectors[1] — Key areas of excellence, focus and investment include:
- Financial Services
- Health Care
- Precision Manufacturing
- Insurance
- Education

Academic Powerhouse[1] — High academic concentration with 41 colleges and universities and approximately 215,000 students.

Exceptional Achievement[1] — Consistently among the nation's top 10 in percentage of population with advanced degrees, science-engineering doctorates and new patents registered.

$2.48 Billion in Springfield Economic Development Projects[2]

Springfield's chief development officer announced in March 2014 it has planned or in-progress projects totaling $2.48 billion.

Source: [1]Knowledge Corridor website; [2]Masslive website

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WESTFIELD FINANCIAL

MARKET Overview

Recent Actions to Position WFD for Continued Growth Opportunities

- Third quarter 2014 - relocated middle market commercial lending team to Springfield, MA to provide better access to key markets and centers of influence. This will create better synergies for business development in northern Connecticut.

- Fourth quarter 2014 - opened a new banking center in Enfield, CT.
  - Positioned to take advantage of market disruption created by M&A.
  - Attractive market demographics:

	Massachusetts Hampden County	Connecticut Hartford County
2008-2012 Median Income[1]	$49,729	$64,752
2013 Estimate Population[1]	626,915	1,215,211
2012 Businesses[1] (private non-farm)	9,683	22,477
September 2014 Workforce[2]	321,900	557,900

- **Bradley Airport Development Zone** - This zone establishes tax incentives for manufacturers and certain related businesses that build or substantially renovate facilities in the area and create new jobs; which we have the lending expertise.

- Our markets lagged the national economy in experiencing recovery; however, more recently the unemployment rate in our markets is showing improvement:

Unemployment Rate

	Aug 2014	June 2013	Difference
Hampden County[2]	7.2%	8.6%	(1.4%)
Hartford County[2]	7.0%	8.2%	(1.2%)
United States[2]	6.1%	7.5%	(1.4%)

7

Source: [1]United States Census Bureau; [2]United States Department of Labor

W E A RE E XECUTING O UR S TRATEGY • Favorable shift in interest earning assets by way of loan growth with less reliance on investment portfolio. o For the twelve months ended September 30, 2014, loans grew by $99.4 million, or 16.0%, while investments have decreased by $46.7 million, or 9.1%. • Target small and mid - sized businesses, which the large banks are not focused on. For the twelve months ended September 30, 2014: o C&I and CRE loans growth of $68.4 million or 17.8%. o Opened business transactional deposit accounts with an aggregate YTD average balance of $1.5 million. o Efficient pipeline: Loan Committee meets on a weekly basis regarding decision making on large loans. Credit scoring used for small business loan originations under $350,000. • Grow residential real estate lending to diversify risk and deepen customer relationships. o Residential loans grew $31.0 million for the twelve months ended September 30, 2014, with emphasis on hybrid ARMs . • Increase in pretax, pre - provision net income. o Increase of 27.5% for quarter ended September 30, 2014 compared to quarter ended September 30, 2013. o Increase of 16.3% for nine months ended September 30, 2014 compared to nine months ended September 30, 2013. 8 (1) – See page 33 Non - GAAP reconciliation (1)

W E A RE E XECUTING O UR S TRATEGY • Capital management strategies with emphasis on growing TBV versus returning the capital dollar - for - dollar in repurchases and dividends. o TCE/TA of 11.0% as of September 30, 2014 down from 29.0% at December 31, 2006. o 1.9 million shares repurchased below TBV and dividends of $0.21 per share for the twelve months ended September 30, 2014 . o 4Q 2014 - reduced dividend to align the payout ratio with peers. This better enables us to emphasize strategies which increase tangible book value. • 1Q 2014 introduced Westfield Wealth Management, a new source of fee income. o Formed a strategic alliance with Charter Oak Insurance Agency, a general agency of Massachusetts Mutual Insurance Co. Charter Oak and Mass Mutual are located within the Westfield Bank footprint. o Provides for an ongoing revenue stream to Westfield Bank through referral based activity – the Bank does not have any significant operating expenses . • Reduce and manage operating expenses. o Non - interest expense declined 3.71%, or $1,000,000, for the twelve months ending September 30, 2014 over the previous twelve month period. 9 Quarterly non interest expense (in thousands) 6,746 6,515 6,789 6,851 6,488 6,534 6,531 6,348 6,200 6,300 6,400 6,500 6,600 6,700 6,800 6,900 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14

I MPROVED MIX OF INTEREST EARNING ASSETS I NCREASING LOANS AND REDUCING SECURITIES 10 $ in millions 595 596 607 620 637 648 686 720 636 631 607 558 554 542 496 511 $450 $500 $550 $600 $650 $700 $750 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Loans Securities

L OAN P ORTFOLIO C OMPOSITION $ in millions As of September 30, 2014 11 Owner Occupied CRE $110.2 15% Non - Owner Occupied CRE $176.8 25% Consumer Loans $1.5 1% Home equity $39.5 5% Residential Real Estate $226.0 31% Commercial & Industrial $165.6 21%

C OMMERCIAL L OAN P ORTFOLIO 12 $ in millions As of September 30, 2014 Granularity of commercial loan relationships >$5 million & < $10 million $148.3 33% Over $10 million $132.2 29% Under $5 million $172.0 38% Diversified amongst a variety of segments Manufacturing $58.0 13% Wholesale Trade $47.9 10% Retail Trade $31.1 7% Real Estate, Rental & Leasing $153.3 34% Professional, Scientific & Technical $16.6 4% Educational & Health Care $34.0 7% Arts, Entertainment & Recreation $30.0 7% Other $81.6 18%

O UR C URRENT D EPOSIT M ARKET C ITIES & T OWNS WHERE WE HAVE BRANCHES $ in thousands Source: SNL Financial (1) - Does not include the Granby Banking Center deposit total which opened June 2013 13 Deposits Market Bank Name Branches 06/30/2014 Share 1 TD Bank National Association 13 978,311 15.87% 2 United Bank 10 867,526 14.07% 3 Bank of America, NA 10 829,715 13.46% 4 Westfield Bank 11 814,470 13.21% 5 PeoplesBank 10 811,561 13.16% 6 Berkshire Bank 6 473,152 7.67% 7 Hampden Bank 6 366,636 5.95% 8 Peoples United Bank 3 242,474 3.93% 9 First Niagra Bank NA 9 204,273 3.31% 10 RBS Citizens NA 11 158,843 2.58% 11 Nuvo Bank & Trust Co 1 133,674 2.17% 12 Soveriegn Bank NA 3 89,102 1.45% 13 Easthampton Savings Bank 2 70,309 1.14% 14 Chicopee Savings Bank 1 64,166 1.04% 15 Webster Bank, NA 4 61,294 0.99% (1)

(1) As of 09/30/2014 or the most recent quarter for which regulatory filings are available ; excludes NBN which has unique business plan Source: SNL Financial C OMMERCIAL B USINESS L ENDING C&I Loans as % of Total Loans All public banks in New England between $500 million and $5 billion in total assets (1) 14 0.00 5.00 10.00 15.00 20.00 25.00 KTHN WFD EBTC CBNK SIFI FBNK MBVT CMTV UBNK NWYF CAC HBNK SAL Median PNBK FNLC NVSL WASH BHB NHTB CNBKA UNB CATC EBSB PEOP BLMT HIFS

C ONSISTENTLY S TRONG C REDIT Q UALITY Q3 2014 Q2 2014 Q1 2014 Q4 2013 Q3 2013 Allowance for loan losses as a percentage of loans 1.07% 1.17% 1.17% 1.17% 1.18% Nonperforming loans as a percentage of total loans 1.23% 0.47% 0.48% 0.41% 0.47% Nonperforming assets as a percentage of total assets 0.68% 0.25% 0.24% 0.20% 0.23% 15

F OCUS ON C ORE D EPOSITS O VER FIVE YEAR PERIOD , TOTAL DEPOSITS GREW $175 MILLION (26.75%), WHILE N ON - MATURITY DEPOSITS GREW $173 MILLION (55.62%) September 30, 2014 September 30, 2009 16 Noninterest checking, 12% Interest - bearing checking, 13% Savings and MMDA 22% Time 53% Noninterest checking 17% Interest - bearing checking 5% Savings and MMDA 37% Time 41%

S TABLE AND C ONSISTENT N ET I NTEREST M ARGIN T AX E QUIVALENT B ASIS 17 As of September 30, 2014 1.00% 1.50% 2.00% 2.50% 3.00% 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 2.55% 2.62% 2.57% 2.63% 2.61% 2.58%

P RICE TO T ANGIBLE B OOK V ALUE (1) As of 09/30/2014 or the most recent quarter for which regulatory filings are available; excludes NBN which has unique bu sin ess plan Source: Company SEC filings and call reports; stock prices as of 11/12/2014. . . . B UT OUR VALUATION DOES NOT REFLECT OUR STRONG COMMERCIAL PLATFORM AND FOCUS All public banks and thrifts in New England between $500 million and $5 billion in total assets (1) 18 0.0 50.0 100.0 150.0 200.0 250.0 WASH UNB CMTV NHTB CATC CAC HIFS EBTC FNLC MBVT UBNK BHB HBNK MEDIAN PEOP BLMT BWFG CNBKA EBSB PNBK FBNK SIFI NWYF CBNK NVSL WFD SAL KTHN

W HY I NVEST IN W ESTFIELD F INANCIAL • Stock trading below tangible book . • Experienced, disciplined regional leadership team. • Continued opportunities for organic growth. • Expansion into demographically attractive markets. • Improving mix of interest earning assets. • High credit quality. • Balance sheet mix well positioned for rising rates. • Noninterest income opportunities from new wealth management services. 19

APPENDIX 20

▪ Balanced maturity and repricing schedule of loan portfolio: o 24.5% of loan portfolio due within one year; o 39.7% of loan portfolio due within three years; and o 56.1% of loan portfolio due within five years. ▪ $ 155.0 million notional of float - to - fixed interest rate swaps executed in 2013: o Includes $135.0 million notional of forward - starting. o Maturities through September 2022 . ▪ Thoughtful rebalancing of the mix in the securities and loan portfolios: o Steady cash flow generated by the securities portfolio is a reliable source of liquidity . 21 A CTIVE INTEREST RATE RISK MANAGEMENT (1) (1) - As of September 30, 2014

L OAN P ORTFOLIO 22 $ in millions As of September 30, 2014 264 274 286 287 C OMMERCIAL R EAL E STATE C OMMERCIAL L OANS T OTAL L OANS 8.40% CAGR $350 $400 $450 $500 $550 $600 $650 $700 $750 2009 2010 2011 2012 2013 Sep-14 477 509 554 595 637 720 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 Q4 2013 Q1 2014 Q2 2014 Q3 2014 136 133 148 165 Commercial & Industrial $0 $50 $100 $150 $200 $250 $300 Q4 2013 Q1 2014 Q2 2014 Q3 2014 152 163 175 177 113 111 111 110 Owner Occupied CRE Non Owner Occupied CRE

T OTAL D EPOSITS 23 $ in millions As of September 30, 2014 4.74% CAGR $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 2009 2010 2011 2012 2013 Sep-14 648 700 733 753 817 829

S ECURITIES P ORTFOLIO B REAKDOWN 24 As of September 30, 2014 S TRONG U NDERLYING C REDIT IN S ECURITIES P ORTFOLIO C ONSERVATIVE S ECURITIES P ORTFOLIO GSE Mortgage Backed Securities 70.2% New England Municpal Bonds 4.9% Government Sponsored Enterprise Debt 12.6% Equity Securities 1.5% Corporate Bonds 10.7% Treasury/ Agency 82.8% AAA 1% AA & A 9% Less than A 3% Not Rated 4%

E FFECTIVELY L EVERAGING C APITAL S HAREHOLDERS ’ EQUITY TO ASSETS 25 As of September 30, 2014 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2009 2010 2011 2012 2013 Sep-14 20.76% 17.85% 17.34% 14.54% 12.07% 11.00%

C APITAL M ANAGEMENT C UMULATIVE R ETURN OF C APITAL S INCE S ECOND S TEP C ONVERSION On March 13, 2014, the Board of Directors authorized a stock repurchase program under which the Company may purchase up to 1,970,000 shares, or 10% of its outstanding common stock. 26 56,713 33.0% 87,135 50.7% Percentages at top of bars represent cumulative return of capital via dividends and repurchases as a percentage of net proceeds from second step conversion. 111,511 64.9% 153,963 89.7% 180,227 105.0% 184,001 107.2% As of September 30, 2014 193,311 112.6% 206,200 120.1% - 75,000 150,000 225,000 2009 2010 2011 2012 2013 1Q 2014 2Q 2014 3Q 2014 32,540 46,835 61,140 71,861 77,733 78,862 81,087 84,389 24,173 40,300 50,371 82,102 102,494 105,139 112,224 121,811 Dividends Repurchases

E FFECTIVE P RICE E XECUTION OF R EPURCHASES S HARES R EPURCHASED BY Q UARTER AND P/TBV OF R EPURCHASES The lower the price, the more active WFD has been in its repurchase activity. By repurchasing significant numbers of shares below TBV, WFD has BOTH right - sized its capital level while ALSO increasing tangible book value. Shares Repurch (000) P/TBV of repurch 27 70% 80% 90% 100% 110% 120% 0 500 1,000 1,500 2,000 2,500 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 Shares Repurchased (000) Repurch Price / Last Quarter TBV

D IVIDEND H ISTORY 28 $0.00 $0.20 $0.40 $0.60 2008 2009 2010 2011 2012 2013 3Q 2013 3Q 2014 $0.20 $0.20 $0.22 $0.24 $0.24 $0.24 $0.18 $0.18 $0.40 $0.30 $0.30 $0.30 $0.20 $0.05 $0.05 Regular dividends Special dividends 2008 2009 2010 2011 2012 2013 3Q 2013 3Q 2014 Regular dividends $0.20 $0.20 $0.22 $0.24 $0.24 $0.24 $0.18 $0.18 Dividend payout 71.4% 90.9% 122.2% 218.2% 109.1% 70.6% 112.5% 72.0% Dividend yield 2.1% 1.9% 2.7% 2.6% 3.3% 3.3% 2.5% 2.4% Total dividends $0.60 $0.50 $0.52 $0.54 $0.44 $0.29 $0.23 $0.18 Dividend payout 214.3% 227.3% 288.9% 490.9% 200.0% 85.3% 143.8% 72.0% Dividend yield 6.2% 4.8% 6.3% 5.8% 6.0% 8.0% 6.4% 2.4%

D ILUTED E ARNINGS P ER S HARE 29 As of September 30, 2014 17.23% CAGR $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 2009 2010 2011 2012 2013 Jan - Sept 2013 Jan - Sept 2014 $0.18 $0.11 $0.22 $0.26 $0.34 $0.24 $0.25

WESTFIELD FINANCIAL, INC. AND SUBSIDIARIES
Consolidated Statements of Income and Other Data
(Dollars in thousands, except share and per share data)
(Unaudited)

	Three Months Ended					Nine Months Ended	
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	September 30, 2014	September 30, 2013
INTEREST AND DIVIDEND INCOME:							
Loans	$ 7,135	$ 6,821	$ 6,557	$ 6,458	$ 6,371	$ 20,513	$ 18,950
Securities	3,147	3,256	3,406	3,594	3,954	9,808	11,926
Other investments - at cost	59	63	65	33	20	187	60
Federal funds sold, interest-bearing deposits and other short-term investments	2	3	6	4	3	11	6
Total interest and dividend income	10,343	10,143	10,034	10,089	10,348	30,519	30,942
INTEREST EXPENSE:							
Deposits	1,298	1,288	1,291	1,358	1,390	3,877	4,167
Long-term debt	1,125	1,071	1,011	1,051	1,094	3,207	3,540
Short-term borrowings	86	83	77	73	36	245	101
Total interest expense	2,509	2,442	2,379	2,482	2,520	7,329	7,808
Net interest and dividend income	7,834	7,701	7,655	7,607	7,828	23,190	23,134
PROVISION (CREDIT) FOR LOAN LOSSES	750	450	100	120	(71)	1,300	(376)
Net interest and dividend income after provision for loan losses	7,084	7,251	7,555	7,487	7,899	21,890	23,510
NONINTEREST INCOME:							
Service charges and fees	655	632	670	625	615	1,958	1,779
Income from bank-owned life insurance	384	386	379	388	388	1,150	1,161
Gain on bank-owned life insurance death benefit	-	-	-	-	-	-	563
Loss on prepayment of borrowings	-	-	-	-	(540)	-	(3,370)
Gain on sales of securities, net	226	21	29	330	546	276	2,796
Total noninterest income	1,265	1,039	1,078	1,343	1,009	3,384	2,929
NONINTEREST EXPENSE:							
Salaries and employees benefits	3,623	3,665	3,778	3,774	4,059	11,066	11,684
Occupancy	743	751	761	731	733	2,255	2,167
Data processing	600	610	515	586	602	1,725	1,754
Professional fees	495	483	512	497	499	1,489	1,536
FDIC insurance	166	177	165	162	169	508	493
Other	721	845	803	738	789	2,370	2,520
Total noninterest expense	6,348	6,531	6,534	6,488	6,851	19,413	20,154
INCOME BEFORE INCOME TAXES	2,001	1,759	2,099	2,342	2,057	5,861	6,285
INCOME TAX PROVISION	491	417	451	533	476	1,360	1,339
NET INCOME	$ 1,510	$ 1,342	$ 1,648	$ 1,809	$ 1,581	$ 4,501	$ 4,946
Basic earnings per share	$ 0.08	$ 0.07	$ 0.09	$ 0.09	$ 0.08	$ 0.25	$ 0.24
Weighted average shares outstanding	17,910,223	18,308,828	18,812,795	19,379,466	19,583,632	18,340,642	20,315,076
Diluted earnings per share	$ 0.08	$ 0.07	$ 0.09	$ 0.09	$ 0.08	$ 0.25	$ 0.24
Weighted average diluted shares outstanding	17,910,223	18,308,828	18,812,795	19,379,466	19,583,632	18,340,642	20,315,094

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WESTFIELD FINANCIAL, INC. AND SUBSIDIARIES Consolidated Balance Sheets and Other Data (Dollars in thousands, except per share data) ( Unaudited) 31 September 30, June 30, March 31, December 31, September 30, 2014 2014 2014 2013 2013 Cash and cash equivalents $ 14,429 $ 39,362 $ 21,370 $ 19,742 $ 28,418 Securities available for sale, at fair value 212,460 192,754 233,899 243,204 242,957 Securities held to maturity, at cost 283,684 288,199 292,019 295,013 298,988 Federal Home Loan Bank of Boston and other restricted stock - at cost 14,720 15,056 15,631 15,631 15,631 Loans 719,555 686,068 648,240 637,427 620,154 Allowance for loan losses 7,695 8,017 7,567 7,459 7,311 Net loans 711,860 678,051 640,673 629,968 612,843 Bank - owned life insurance 48,329 47,945 47,558 47,179 46,791 Other assets 25,699 24,951 23,866 26,104 25,703 TOTAL ASSETS $ 1,311,181 $ 1,286,318 $ 1,275,016 $ 1,276,841 $ 1,271,331 Total deposits $ 828,785 $ 818,590 $ 806,695 $ 817,112 $ 793,510 Short - term borrowings 78,685 59,751 58,460 48,197 61,784 Long - term debt 246,804 248,760 248,568 248,377 248,184 Securities pending settlement 137 67 195 299 - Other liabilities 12,464 12,185 9,512 8,712 10,954 TOTAL LIABILITIES 1,166,875 1,139,353 1,123,430 1,122,697 1,114,432 TOTAL SHAREHOLDERS' EQUITY 144,306 146,965 151,586 154,144 156,899 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 1,311,181 $ 1,286,318 $ 1,275,016 $ 1,276,841 $ 1,271,331 Book value per share $ 7.67 $ 7.67 $ 7.66 $ 7.65 $ 7.57

OTHER DATA

	Three Months Ended					Nine Months Ended	
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	September 30, 2014	2013
Return on average assets (1)	0.46%	0.42%	0.52%	0.57%	0.49%	0.47%	0.51%
Return on average equity (1)	4.12%	3.64%	4.38%	4.61%	3.96%	4.05%	3.86%
Efficiency ratio (2)	71.54	74.91	75.07	75.27	77.58	73.82	77.30
Net Interest Margin	2.58%	2.61%	2.63%	2.57%	2.62%	2.61%	2.59%

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
30- 89 day delinquent loans	$ 4,254	$ 5,539	$ 5,382	$ 3,459	$ 1,860
Nonperforming loans	8,867	3,225	3,095	2,586	2,933
Nonperforming loans as a percentage of total loans	1.23%	0.47%	0.48%	0.41%	0.47%
Nonperforming assets as a percentage of total assets	0.68%	0.25%	0.24%	0.20%	0.23%
Allowance for loan losses as a percentage of nonperforming loans	86.78%	248.59%	244.49%	288.44%	249.27%
Allowance for loan losses as a percentage of total loans	1.07%	1.17%	1.17%	1.17%	1.18%

(1) Three and six months results have been annualized.

(2) The efficiency ratio represents the ratio of operating expenses divided by the sum of net interest and dividend income and noninterest income, excluding gain and loss of the sale of securities, gain on bank-owned life insurance death benefit and loss on prepayment of borrowings.

32

N ON - GAAP F INANCIAL M EASURES 33 WESTFIELD FINANCIAL, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED NET INCOME TO GAAP PRETAX NET INCOME - UNAUDITED (Dollars in thousands) Quarter Ended Nine Months Ended September 30, September 30, 2014 2013 Change 2014 2013 Change Income before income taxes $ 2,001 $ 2,057 $ 5,861 $ 6,285 Add back: provision (credit) for loan losses 750 (71) 1,300 (376) Pretax, pre - provision net income 2,751 1,986 7,161 5,909 Adjust for infrequent items: Gains on sales of securities, net (226) (546) (276) (2,796) Loss on prepayment of borrowings - 540 - 3,370 Gain on bank - owned life insurance death benefit - - - (563) Adjusted net income $ 2,525 $ 1,980 27.5% $ 6,885 $ 5,920 16.3%

TOTAL RETURN PERFORMANCE (1)

THREE YEAR TOTAL RETURN VERSUS SNL THRIFT INDEX


80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
(10.00)
(20.00)
(30.00)
11/11/2011
02/11/2012
05/11/2012
08/11/2012
11/11/2012
02/11/2013
05/11/2013
08/11/2013
11/11/2013
02/11/2014
05/11/2014
08/11/2014
11/11/2014
WFD
SNL U.S. Thrift

(1) - Source: SNL Financial, data as of close of business November 12, 2014

34